                                                                   Exhibit 3.24

                            CERTIFICATE OF SECRETARY

            The undersigned, being the duly elected Secretary of CENTURY PARKING, INC., a California corporation, does hereby certify that the following is a true, full and correct copy of resolutions concerning a Bylaw amendment adopted by the shareholder and Board of Directors of said corporation on July 15, 1987, by unanimous written consent in lieu of the annual meeting, which consent was filed with the minutes of the proceedings of the shareholder and Board of Directors in conformity with the provisions of Sections 603(a) and 307(b) of the California Corporations Code:

Bylaw Amendment

            WHEREAS, the condition of the corporation's Bylaws was brought to the attention of the shareholder and Board of Directors and it was deemed desirable and in the best interest of this corporation to amend the Bylaws to change the annual meeting date from July 15 to January 20 each year, in connection with the corporation's change in its accounting year.

            NOW, THEREFORE, BE IT RESOLVED, that the first paragraph of ARTICLE II, SECTION 2.02, of the Bylaws of this corporation is hereby amended, in order to change the annual meeting date, to read as follows:

                  "SECTION 2.02 ANNUAL MEETINGS. The annual meetings of
            shareholders shall be held on the 20th day of January at 2:00 o'clock P.M. each year; provided, however, that should said day fall upon a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. At such meetings, Directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders."

            The foregoing resolutions are in conformity with the Articles of Incorporation and Bylaws of this corporation, have never been modified or repealed, and are now in full force and effect.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation this 15th day of July, 1967.



                                       /s/ Veldree Liesegang
                                       ----------------------------
                                       VELDREE LIESEGANG,
                                       Secretary

                            CERTIFICATE OF SECRETARY

            I, the undersigned, do hereby certify:

            1. That I am the duly elected and acting Secretary of CENTURY PARKING, INC., a California corporation;

            2. That the foregoing Bylaws, consisting of twenty (20) pages, are a true and correct copy of the duly adopted bylaws of said corporation duly adopted by the Board of Directors on July 15, 1982.

            IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 15th day of July, 1982.


                                       /s/ Veldree Liesegang
                                       ----------------------------
                                       VELDREE LIESEGANG,
                                       Secretary


                                                                          [SEAL]

                      BYLAWS FOR THE REGULATION, EXCEPT AS
                      OTHERWISE PROVIDED BY STATUTE OR ITS
                          ARTICLES OF INCORPORATION, OF
                              CENTURY PARKING, INC.
                           (A California Corporation)

                                    ARTICLE I

                                     OFFICES

      SECTION 1.01 PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation is hereby fixed and located at: 706 South Hill Street, 8th Floor, Los Angeles, California 90014. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on the Bylaws by the Secretary, opposite this section, or this section may be amended to state the new location. If the principal executive office is located outside California, and the corporation has one or more business offices in California, the Board of Directors shall fix and designate a principal business office in the State of California.

      SECTION 1.02 OTHER OFFICES. Other business offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

      SECTION 2.01 PLACE OF MEETINGS. All annual or other meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of California which may be designated either by the Board of Directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting and filed with the Secretary of the corporation.

      SECTION 2.02 ANNUAL MEETINGS. The annual meetings of shareholders shall be held on the 15th day of July, at 2:00 o'clock P.M.; provided, however, that should said day fall upon a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is a full business day. At such meetings, Directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

      Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given if sent by mail or telegraphic or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

      All such notices shall be given to each shareholder entitled thereto not lees than ten (10) days nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally, or deposited in the mail or sent by telegram or other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary, or any transfer agent of the corporation shall be prima facie evidence of the giving of the notice.

      Such notices shall specify

      (a) the place, the date, and the hour of such meeting;

      (b) those matters which the Board, at the time of the mailing of the notice, intends to present for action by the shareholders;

      (c) if Directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election;

      (d) the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with an interested Director,
(ii) amendment of the articles of incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the California General Corporation Law,
(iv) voluntary dissolution of the corporation, or (v) a distribution in


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

dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

      (e) such other matters, if any, as may be expressly required by statute.

      SECTION 2.03 SPECIAL MEETINGS. Special Meetings of the shareholders, for the purpose of taking any action permitted by the shareholders under the California General Corporation Law and the articles of incorporation of this corporation, may be called at any time by the Chairman of the Board or. the President, or by the Board of Directors, or by one or more shareholders holding not less than ten percent (10%) of the votes at the meeting. Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the Chairman of the Board, President, Vice-President or Secretary by any person (other than the Board) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after receipt of the request. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by items (a) and, if applicable, (c) of the preceding section, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

      SECTION 2.04 QUORUM. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

      SECTION 2.05 ADJOURNED MEETING AND NOTICE THEREOF. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 2.04 above.

      When any shareholders' meeting, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at


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

the meeting at which the adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the Board of Directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 2.02 above. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

      SECTION 2.06 VOTING. Unless a record date for voting purposes be fixed as provided in Section 5.01 of Article V of these Bylaws then, subject to the provisions of Sections 702 through 704, inclusive, of the California General Corporation Law (relating to voting of shares held by a fiduciary, in the name of a corporation, or in joint ownership), only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held, shall be entitled to vote at such meeting, and such day shall be the record date of such meeting. Such vote may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. On any matter other than election of Directors, any shareholder may vote part of his shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote. If a quorum is present, except with respect to election of Directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number of voting by classes is required by the California General Corporation Law or the articles of incorporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for Directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting, and any shareholder has given notice at the meeting prior to the voting of such shareholder's intention to cumulate his votes. The candidates


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

receiving the highest number of votes of shares entitled to be voted for them, up to the number of Directors to be elected, shall be elected.

      SECTION 2.07 VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS. The transactions of any meeting of shareholders, either annual or special, however called and noticed, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who though present, has, at the beginning of the meeting, properly subjected to the transaction of any business because the meeting was not lawfully called or convened, or to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in the written waiver of notice, consent to the holding of the meeting, or approval of the minutes thereof, unless otherwise provided in the articles of incorporation, these Bylaws, or by statute.

      SECTION 2.08 ACTION WITHOUT MEETING. Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of Directors, provided that, without notice except as hereinafter set forth, a Director may be elected at any time to fill a vacancy not filled by the Board of Directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of Directors.

      Any other action which, under any provision of the California General Corporation Law, may be taken at a meeting of the shareholders, may be taken without a meeting, and without notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the consents of all shareholders entitled to vote have been solicited in writing,

            (a) Notice of any proposed shareholder approval of, (i) a contract or other transaction with an interested Director, (ii) indemnification of an agent of the corporation as authorized by Section 5.08 of Article V of these Bylaws, (iii) a reorganization of the corporation as defined in Section 181 of the California


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

General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

            (b) Prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent,

to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner and shall be deemed to have been given as provided in Section 2.02 of Article II of these Bylaws.

      Unless, as provided in Section 5.01 of Article V of these Bylaws, the Board of Directors has fixed a record date for the determination of shareholders entitled to give such written consent, the record date for such determination shall be the day on which the first written consent is given, when no prior action by the Board of Directors has been taken. In all other cases in which the Board of Directors has not fixed a record date for the determination of shareholders entitled to give such written consent as provided in Section 5.01 of Article V of these Bylaws, the record date shall be determined as set forth in such Section 5.01.

      Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

      SECTION 2.09 PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Corporation. Any proxy duly executed is not revoked and continues in full force and effect until, (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person


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executing it specifies therein the length of time for which such proxy is to continue in force.

      SECTION 2.10 INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder's proxy shall, be filled by appointment by the Board of Directors in advance of the meeting, or at the meeting by the Chairman of the meeting.

      The duties of such inspectors shall be as prescribed in Section 707 of the California General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates on the envelopes in which they are mailed.

      The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facia evidence of the facts stated therein.

                                  ARTICLE III

                                    DIRECTORS

      SECTION 3.01 POWERS. Subject to limitations of the articles of incorporation and of the California General Corporation Law as


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to action to be authorized or approved by the shareholders, and subject to the duties of Directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Directors shall have the following powers:

      First - To select and remove all the officers, agents and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these Bylaws, fix their compensation and require from them security for faithful service.

      Second - To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, or with the articles of incorporation or these Bylaws, as they may deem best.

      Third - To change the principal executive office and principal office for the transaction of the business of the corporation from one location to another as provided in Article I, Section 1.01 of these Bylaws; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of California, as provided in Article I, Section 1.02 of these Bylaws; to designate any place within or without the State of California for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

      Fourth - To authorize the issue of shares of stock of the corporation from time to time, upon such terms as may be lawful.

      Fifth - To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

      Sixth - By resolution adopted by a majority of the authorized number of Directors, to designate an executive and other committees, each consisting of two or more Directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee shall be conducted. Unless the Board of Directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly


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scheduled in advance and may be called at any time by any two members thereof;
otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern. Any such committee, to the extent provided in a resolution of the Board, shall have all of the authority of the Board, except with respect to:

            (i) the approval of any action for which the California General Corporation Law or the articles of incorporation also require shareholder approval;

            (ii) the filling of vacancies on the Board or in any committee;

            (iii) the fixing of compensation of the Directors for serving on the Board or on any committee;

            (iv) the adoption, amendment or repeal of Bylaws;

            (v) the amendment or repeal of any resolution of the Board;

            (vi) any distribution to the shareholders, except at a rate or in a periodic amount or within a price range determined by the Board; and

            (vii) the appointment of other committees of the Board or the members thereof.

      SECTION 3.02 NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors shall be not less than three (3) nor more than five (5) until changed by amendment of the articles of incorporation or by a Bylaw amending this Section 3.02, duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the number of Directors should ever be increased to five (5) or more, an amendment to this Section 3.02 or an amendment to the articles of incorporation, either of which would reduce the fixed number of Directors to a number less than five (5), cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16-2/3% of the outstanding shares entitled to vote.

      SECTION 3.03 ELECTION AND TERM OF OFFICE. The Directors shall be elected at each annual meeting of shareholders but, if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of shareholders held for that purpose. All Directors shall hold office until their respective successors are elected, subject to the General Corporation Law and the provisions of these Bylaws with respect to vacancies on the Board.


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

      SECTION 3.04 VACANCIES. A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, if a Director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of Directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at that meeting.

      Vacancies in the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares.

      The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the remaining Directors. Any such election by written consent shall require the consent of holders of a majority of the outstanding shares entitled to vote.

      Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the Board of Directors accepts the resignation of a Director tendered to take effect at a future time, the Board or the shareholders shall have power to elect a successor to take office when the resignation is to become effective.

      No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

      SECTION 3.05 PLACE OF MEETING. Regular meetings of the Board of Directors shall be held at any place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board may be held either at a place so designated or at the principal executive office.

      SECTION 3.06 ORGANIZATION MEETING. Immediately following each annual meeting of shareholders the Board of Directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

      SECTION 3.07 OTHER REGULAR MEETINGS. Other regular meetings of the Board of Directors shall be held without call or notice on such dates and times as shall be fixed by the Board of Directors from time to time.

      SECTION 3.08 SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice-President, the Secretary or by any two (2) Directors.

      Written notice of the time and place of special meetings shall be delivered personally to each Director or communicated to each Director by telephone, or by telegraph or mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail in the place in which the principal executive office of the corporation is located at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company, at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office or residence of the Director whom the person giving the notice has reason to believe will promptly communicate it to the Director. Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall constitute due, legal and personal notice to such Director.

      Any notice shall state the date, place and hour of the meeting. However, the notice need not specify the purpose of the meeting.

      SECTION 3.09 ACTION WITHOUT MEETING. Any action by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board and shall have the same force and effect as a unanimous vote of such Directors.


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

      SECTION 3.10 ACTION AT A MEETING; QUORUM AND REQUIRED VOTE. Presence of a majority of the authorized number of Directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more Directors from voting, is required by law, by the articles of incorporation or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a Director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

      SECTION 3.11 VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the Directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. The waiver of notice or consent need not specify the purpose of the meeting.

      SECTION 3.12 ADJOURNMENT. A quorum of the Directors may adjourn any Directors' meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum a majority of the Directors present at any Directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

      SECTION 3.13 NOTICE OF ADJOURNMENT. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of adjournment. Otherwise notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned.

                                   ARTICLE IV

                                    OFFICERS

      SECTION 4.01 OFFICERS. The officers of the corporation shall be a President, a Secretary and a Treasurer. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 4.03 of this Article. Any two (2) or more offices may be held by the same person.

      SECTION 4.02 ELECTION. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 4.03 or Section 4.05 of this Article, shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

      SECTION 4.03 SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

      SECTION 4.04 REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors (subject, in each case, to the rights, if any, of an officer under any contract of employment).

      Any officer may resign at any time by giving written notice to the Board of Directors or to the President, or to the Secretary of the corporation, without prejudice however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 4.05 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

      SECTION 4.06 CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

      SECTION 4.07 PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of the President of a corporation, and shall have such powers and duties as may be prescribed by the Board of Directors or these Bylaws.

      SECTION 4.08 VICE-PRESIDENT. In the absence or disability of the President, the Vice-Presidents in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice-President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

      SECTION 4.09 SECRETARY. The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings of Directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

      The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

      The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors required by these Bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

      SECTION 4.10 TREASURER. The Treasurer shall be the Chief Financial Officer of the corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any Director.

      The Treasurer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.01 RECORD DATE. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting, nor more than sixty (60) days prior to any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation or Bylaws.

      If no record date is fixed,

      (a) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

      (b) the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given; and

      (c) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

      SECTION 5.02 INSPECTION OF CORPORATE RECORDS. The accounting books and records, the record of shareholders, and minutes of proceedings of the shareholders and the Board and committees of the Board of this corporation and any subsidiary of this corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

      A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of Directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation and to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges, a list of the shareholders' names and addresses, who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

      Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a Director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts.

      SECTION 5.03 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors

      SECTION 5.04 ANNUAL AND OTHER REPORTS. The annual report to shareholders referred to in Section 1501 of the California General Corporation Law is expressly waived, but nothing herein shall be interpreted as prohibiting the Board from issuing annual or other periodic reports to shareholders.

      SECTION 5.05 CONTRACTS, ETC., HOW EXECUTED. The Board of Directors, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

      SECTION 5.06 CERTIFICATE FOR SHARES. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President or a Vice-President and by the Chief Financial Officer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be facsimile, provided that in such event at least one signature, including that of either officer or the corporation's registrar or transfer agent, if any, shall be manually signed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

      Any such certificate shall also contain such legend or other statement as may be required by Section 418 of the California General Corporation Law, the Corporate Securities Law of 1968, the federal securities laws, or any agreement between the corporation and the issuee of such certificate.

      Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or the Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

      No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code.

      SECTION 5.07 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any Vice-President and the Secretary or any Assistant Secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

      SECTION 5.08 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS. The corporation shall, to the maximum extent permitted by the California General Corporation Law, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation. For purposes of this section, an "agent" of the corporation includes any person who is or was a Director, officer, employee, or other agent of the corporation, or is or was serving at the request of the corporation as a Director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a Director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification from the corporation.

      SECTION 5.09 INSPECTION OF BYLAWS. The corporation shall keep in its principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or otherwise provide upon written request of any shareholder) the original or a copy of the Bylaws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside California and the corporation has no principal business office in California, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the Bylaws as amended to date.

      SECTION 5.10 CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                                   ARTICLE VI

                                   AMENDMENTS

      SECTION 6.01 POWER OF SHAREHOLDERS. New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation.

      SECTION 6.02 POWER OF DIRECTORS. Subject to the right of shareholders as provided in Section 6.01 of this Article to adopt, amend or repeal Bylaws, Bylaws, other than a Bylaw or amendment thereof changing the authorized number of Directors, may be adopted, amended or repealed by the Board of Directors.

                              CENTURY PARKING, INC

                                    * * * * *

                                     BY-LAWS

                                    * * * * *

                                    ARTICLE I

                                     OFFICES

      Section 1. The principal office shall be located in Los Angeles, California.

      Section 2. The corporation may also have offices at such other places both within and without the State of California as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                         ANNUAL MEETINGS OF SHAREHOLDERS

            Section 1. All meetings of shareholders for the election of directors shall be held in 5471 Corbin Avenue, Tarzana, State of California, at such place as may be fixed from time to time by the board of directors.

            Section 2. Annual meetings of shareholders, com-mencing, with the year 1969, shall be held on the fifteenth day of July, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 2:00 P.M., at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

            Section 3. Written or printed notice of the annual meeting stating the place, day and hour of the meeting shall be given to each shareholder entitled to vote thereat not less than ten days before the date of the meeting.

                                   ARTICLE III

                        SPECIAL MEETINGS OF SHAREHOLDERS

            Section 1. Special meetings of shareholders for any purpose other than the election of directors may be held at such time and place within or without the State of California as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

            Section 2. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president, the board of directors, or the holders of not less than one-fifth of all the shares entitled to vote at the meeting.

            Section 3. Written or printed notice of a special meeting of shareholders, stating the time, place and purpose or purposes thereof, shall be given to each shareholder entitled to vote thereat, at least ten days before the date fixed for the meeting.

Section 4. The business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

                                   ARTICLE IV

                           QUORUM AND VOTING 0F STOCK

            Section 1. The holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

            Section 2. If a quorum is present, the affirmative vote of a majority of the shares of stock represented at the meeting shall be the act of the shareholders unless the vote of a greater number of shares of stock is required by law or the majority of incorporation.

            Section 3. Each outstanding share of stock, having voting powers, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

            In all elections for directors every shareholder, entitled to vote, shall have the right to vote, in person or by proxy, the number of shares of stock owned by him, for as many persons as there are directors to be elected, or to cumulate the vote of said shares, and give one candidate as many votes as the number of directors multiplied by the number of his shares of stock shall equal, or to distribute the votes on the same principle among as many candidates as he may see fit.

            Section 4. Any action required to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                                    ARTICLE V

                                    DIRECTORS

            Section 1. The number of directors shall be not more than five nor less than three. Directors need not be residents of the State of California nor shareholders of the corporation. The directors, other than the first board of directors, shall be elected at the annual meeting of the shareholders, and each director elected shall serve until the next succeeding annual meeting and until his successor shall have been elected and qualified. The first board of directors shall hold office until the first annual meeting of shareholders.

            Section 2. Vacancies and newly created directorships resulting from any increase in the number of directors may be filled by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify.

            Section 3. The business affairs of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the article of incorporation or by these by-laws directed or required to be exercised or done by the shareholders.

            Section 4. The directors may keep the books of the corporation, except such as are required by law to be kept within the state, outside of the State of California, at such place or places as they may from time to time determine.

            Section 5. The board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise.

                                   ARTICLE VI

                       MEETINGS 0F THE BOARD OF DIRECTORS

            Section 1. Meetings of the board of directors, regular or special, may be held either within or without the State of California.

            Section 2. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meetings provided a quorum shall be present, or it may convene at such place and time as shall be fixed by the consent in writing of all the directors.

            Section 3. Regular meetings of the board of directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

            Section 4. Special meetings of the board of directors may be called by the president on 5 days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors.

            Section 5. Attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

            Section 6. Two thirds of the directors shall constitute a quorum for the transaction of business unless a greater number is required by law or by the articles of incorporation. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute or by the articles of incorporation. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

            Section 7. Any action required or permitted to be taken at a meeting of the directors may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof.

                                   ARTICLE VII

                               EXECUTIVE COMMITTEE

            Section 1. The board of directors, by resolution adopted by a majority of the number of directors fixed by the by-laws or otherwise, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and exercise all of the authority of the board of directors in the management of the corporation, except as otherwise required by law. Vacancies in the membership of the committee shall be filled by the board of directors at a regular or special meeting of the board of directors. The executive committee shall keep regular minutes of its proceedings and report the same to the board when required.

                                  ARTICLE VIII

                                     NOTICES

            Section 1. Whenever, under the provisions of the statutes or of the article of incorporation or of these by-laws, notice is required to be given to any director or shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

            Section 2. Whenever any notice whatever is required to be given under the provisions of the statutes or under the provisions of the articles of incorporation or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE IX

                                    OFFICERS

            Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a vice-president, a secretary and a treasurer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers.

Any two or more offices, except those of President and Secretary, may be held by the same person.

            Section 2. The board of directors at its first meeting after each annual meeting of shareholders shall choose a president, one or more vice-presidents, a secretary and a treasurer, none of whom need be a member of the board.

            Section 3. The board of directors nay appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

            Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

            Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

                                  THE PRESIDENT

            Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings or of the shareholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

            Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

                               THE VICE-PRESIDENTS

            Section 8. The vice-president, or if there shall be more than one, the vice-presidents in the order determined by the board of directors, shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE SECRETARY AND ASSISTANT SECRETARIES

            Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the shareholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

            Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

            Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

            Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

            Section 13. If required by the board of directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

            Section 14. The assistant treasurer, or, if there shall be more than one, the assistant treasurers in the order determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                    ARTICLE X

                             CERTIFICATES FOR SHARES

            Section 1. The shares of the corporation shall be represented by certificates signed by the president or a vice-president and the secretary or an assistant secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof.

            When the corporation is authorized to issue shares of more than one class there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any shareholder upon request and without charge, a full or summary statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority or the board of directors to fix and determine the relative rights and preferences of subsequent series.

            Section 2. The signatures of the officers of the corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

                                LOST CERTIFICATES

            Section 3. The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

                               TRANSFERS OF SHARES

            Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the corporation.

                            CLOSING OF TRANSFER BOOKS

            Section 5. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

                             REGISTERED SHAREHOLDERS

            Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of California.

                                   ARTICLE XI

                               GENERAL PROVISIONS

                                    DIVIDENDS

            Section 1. Subject to the provisions of the articles of incorporation relating thereto, if any, dividends may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to any provisions of the articles of incorporation.

            Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     CHECKS

            Section 3. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

            Section 4. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

            Section 5. The corporate seal shall have inscribed thereon the name of the corporation, the date of its incorporation and the words "Corporate Seal California".

                                   ARTICLE XII

                                   AMENDMENTS

            Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted (a) at any regular or special meeting of shareholders at which a quorum is present or represented, by the affirmative vote of a majority of the stock entitled to vote, provided notice of the proposed alteration, amendment or repeal be contained in the notice of such meeting, or (b) by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board.

            The board of directors shall not make or alter any by-law fixing their number.

                                  ARTICLE XIII

                            DIRECTORS' ANNUAL REPORT

            Section 1. The directors shall cause to be sent to the shareholders not later than one hundred twenty days after the close of the fiscal year, a report which shall include a balance sheet as of the closing date of the last fiscal year, and a statement of income or profit and loss, for the year ended on that date, certified by the president, secretary, treasurer or a public accountant. The balance sheet shall set forth the bases employed in stating the valuation of the assets and any changes in such bases during the preceding year; the amount of the surplus, the sources thereof and any changes therein during the past year; the number of shares of each class authorized and outstanding and the number of shares, if any, carried as treasury shares, the cost thereof and the source from which such cost was paid; and the amounts, if any, of loans or advances to or from officers, shareholders and employees. The statement of income or profit and loss shall disclose the amount of income or loss, setting forth in particular the amounts of depreciation, depletion, amortization, interest and extraordinary income or charges, and the amount of income from subsidiary corporations, if any. In case no adequate written or printed statement of its affairs has been given to the shareholders for six months and shareholders holding at least ten per cent of the number of outstanding shares make a written request to the secretary, assistant secretary or treasurer of the corporation therefor, a statement, including a balance sheet as of the end of the preceding calendar month and a statement of income or profit and loss for the period from the end of the preceding fiscal year to the end of the preceding calendar month, shall be delivered to the person or persons making the request within thirty days thereafter and a copy thereof shall be kept on file in the principal office of the corporation for a period of twelve months for inspection by any shareholder demanding an examination thereof or a copy thereof shall be mailed to such shareholder.

KNOW ALL MEN BY THESE PRESENTS:

That we, the undersigned, being all of the persons appointed in the Articles of Incorporation to act as the first Board of Directors of CENTURY PARKING, INC. hereby assent to the foregoing By-Laws, and adopt the same as the By-Laws of said corporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 1st day of August 1968.


/s/ RAY LIESEGANG                  )
------------------------------     )
RAY LIESEGANG                      )
                                   )
                                   )
/s/ GORDON O. LARSON               )
------------------------------     )  Directors.
GORDON O. LARSON                   )
                                   )
                                   )
/s/ FRED RISCEN                    )
------------------------------     )
FRED RISCEN                        )
                                   )

THIS IS TO CERTIFY:

      That I am the duly elected, qualified and acting Secretary of CENTURY PARKING, INC. and that the above and foregoing By-Laws were adopted as the By-Laws of said corporation on the 1st day of August 1968, by the persons appointed in the Articles of Incorporation to act as the first directors of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August
1968.


                                        /s/ GORDON O. LARSON
                                        ------------------------------
                                        GORDON O. LARSON Secretary.

THIS IS TO CERTIFY:

      That I am the duly elected, qualified and acting Secretary of CENTURY PARKING, INC. and that the above and foregoing Code of By-Laws was submitted to the shareholders at their first meeting held on the 1st day of August 1968, and was ratified by the vote of shareholders entitled to exercise the majority of the voting power of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August
1968.



                                        ------------------------------
                                        GORDON O. LARSON, Secretary.